JOHN HANCOCK V.A. INTERNATIONAL FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. International Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.90% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. International Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. International Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                             Yours very truly,

                             JOHN HANCOCK DECLARATION TRUST
                             --on behalf of John Hancock V.A. International Fund



                             By: /s/Anne C. Hodsdon
                                 --------------------------
                                 Anne C. Hodsdon
                                 President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Emerging Growth Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.75% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Emerging Growth Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Emerging Growth Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                           Yours very truly,

                           JOHN HANCOCK DECLARATION TRUST
                           --on behalf of John Hancock V.A. Emerging Growth Fund



                           By: /s/Anne C. Hodsdon
                               ------------------------
                               Anne C. Hodsdon
                               President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                        JOHN HANCOCK V.A. DISCOVERY FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Discovery Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.75% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Discovery Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Discovery Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                                 Yours very truly,

                                 JOHN HANCOCK DECLARATION TRUST
                                 --on behalf of John Hancock V.A. Discovery Fund



                                 By: /s/Anne C. Hodsdon
                                     ----------------------------
                                     Anne C. Hodsdon
                                     President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Independence Equity Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.70% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Independence Equity Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Independence Equity Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                       Yours very truly,

                       JOHN HANCOCK DECLARATION TRUST
                       --on behalf of John Hancock V.A. Independence Equity Fund



                       By: /s/Anne C. Hodsdon
                           --------------------------
                           Anne C. Hodsdon
                           President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Sovereign Investors Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.60% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Sovereign Investors Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Sovereign Investors Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                       Yours very truly,

                       JOHN HANCOCK DECLARATION TRUST
                       --on behalf of John Hancock V.A. Sovereign Investors Fund



                       By: /s/Anne C. Hodsdon
                           ---------------------------
                           Anne C. Hodsdon
                           President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                        JOHN HANCOCK V.A. 500 INDEX FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. 500 Index Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to .035% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. 500 Index Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. 500 Index Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                                 Yours very truly,

                                 JOHN HANCOCK DECLARATION TRUST
                                 --on behalf of John Hancock V.A. 500 Index Fund



                                 By: /s/Anne C. Hodsdon
                                     ---------------------------
                                     Anne C. Hodsdon
                                     President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Sovereign Bond Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.50% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Sovereign Bond Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Sovereign Bond Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                            Yours very truly,

                            JOHN HANCOCK DECLARATION TRUST
                            --on behalf of John Hancock V.A. Sovereign Bond Fund



                            By: /s/Anne C. Hodsdon
                                ---------------------------
                                Anne C. Hodsdon
                                President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    -----------------------------
    John A. Morin
    Vice President and Secretary

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Strategic Income Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.60% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Strategic Income Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Strategic Income Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                          Yours very truly,

                          JOHN HANCOCK DECLARATION TRUST
                          --on behalf of John Hancock V.A. Strategic Income Fund



                          By: /s/Anne C. Hodsdon
                              --------------------------
                              Anne C. Hodsdon
                              President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                          HANCOCK V.A. WORLD BOND FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                 August 29, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. World Bond Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.75% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. World Bond Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. World Bond Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                                Yours very truly,

                                JOHN HANCOCK DECLARATION TRUST
                                --on behalf of John Hancock V.A. World Bond Fund



                                By: /s/Anne C. Hodsdon
                                    ---------------------------
                                    Anne C. Hodsdon
                                    President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary

                       JOHN HANCOCK V.A. MONEY MARKET FUND
                  (a series of John Hancock Declaration Trust)

                              101 Huntington Avenue
                              Boston, Massachusetts


                                                                   July 22, 1996


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

                         Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") of which John Hancock V.A. Money Market Fund (the "Fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.

         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, (the "Declaration of Trust");

         (b)      By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as the investment adviser for the Fund and approving the form of this Agreement and the resolution of the Fund's sole shareholder approving this Agreement.

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e)      The Trust's Code of Ethics.

         The Trust will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment and Management Services. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options, alone or in consultation with any sub-adviser or sub-advisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such sub-adviser or sub-advisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 8 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund; and

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund.


         3. Sub-advisers. The Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the 1940 Act to act as sub-advisers to provide, with respect to the Fund, certain services set forth in Section 2 of this Agreement, all as shall be set forth in a written sub-advisory contract to which the Trust and the Adviser shall be parties. The sub-advisory contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. Any fee, compensation or expense to be paid to any sub-adviser shall be paid by the Adviser, and no obligation to the sub-adviser shall be incurred on the Fund's or Trust's behalf, except as agreed upon by the Trustees of the Trust and otherwise consistent with the terms of the 1940 Act.

         4.       Expenses paid by the Adviser. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Fund;

         (b) the expenses of office, rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund;

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder; and

         (d) premiums for such insurance as may be agreed upon between the Adviser and the Trustees.


         5. Expenses of the Fund Not Paid by the Adviser. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Adviser will not be required to pay under this Agreement:

         (a) the expenses of organizing the Trust and the Fund (including without limitation legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause (a)), of initially registering the shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (b) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement such term shall have the meaning specified in the 1940 Act) of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (c) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (d) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (e) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (f) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (g)      brokers' commissions and underwriting fees; and

         (h) the expense of periodic calculations of the net asset value of the shares of the Fund.


         6. Compensation of the Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, equal to 0.50% of the average daily net assets of the Fund for the preceding month.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro-rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the adviser at any time.

         7. Other Activities of the Adviser and Its Affiliates. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         8. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         9. No Partnership or Joint Venture. Neither the Trust, the Fund, nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Name of the Trust and Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement (or similar agreement with John Hancock Mutual Life Insurance Company or any of its affiliates or subsidiaries) remains in effect. At such time as this Agreement or such other agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock V.A. Money Market Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         11. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as the Adviser's employee or agent.

         12. Duration and Termination of this Agreement. This Agreement shall remain in force until the second anniversary of the date upon which this Agreement was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 12, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security"), shall be applied.

         13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Board Members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock V.A. Money Market Fund is a series designation of the Trustees under the Trust's Declaration of Trust, dated Nov. 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.


                              Yours very truly,

                              JOHN HANCOCK DECLARATION TRUST
                              --on behalf of John Hancock V.A. Money Market Fund



                              By: /s/Anne C. Hodsdon
                                  -------------------------
                                  Anne C. Hodsdon
                                  President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.



By: /s/John A. Morin
    ----------------------------
    John A. Morin
    Vice President and Secretary